UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07992

MFS SERIES TRUST XI

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

September 30, 2017

MFS® BLENDED RESEARCH® CORE EQUITY FUND

UNE-ANN

MFS® BLENDED RESEARCH® CORE EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. Though the U.S. Federal Reserve has continued to gradually hike interest rates, U.S. share prices have reached new highs in recent months. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers have fallen short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies, which have been boosted in part by a weaker U.S. dollar, are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Facebook, Inc., “A”	2.8%
Apple, Inc.	2.7%
Bank of America Corp.	2.5%
Citigroup, Inc.	2.3%
Cisco Systems, Inc.	2.2%
Procter & Gamble Co.	2.0%
Comcast Corp., “A”	2.0%
Intel Corp.	1.8%
Eli Lilly & Co.	1.8%
Alphabet, Inc., “A”	1.8%

Equity sectors
Technology	18.4%
Financial Services	17.6%
Health Care	15.1%
Consumer Staples	7.5%
Leisure	7.0%
Industrial Goods & Services	6.2%
Retailing	5.7%
Energy	5.7%
Special Products & Services	4.9%
Utilities & Communications	4.7%
Basic Materials	3.0%
Transportation	1.7%
Autos & Housing	1.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2017.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2017, Class A shares of the MFS Blended Research Core Equity Fund (“fund”) provided a total return of 15.92%, at net asset value. This compares with a return of 18.61% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”).

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement, significant additional

3

Management Review – continued

policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Detractors from Performance

Stock selection in the health care sector was a primary detractor from the fund’s performance relative to the S&P 500 Index. Within this sector, the fund’s overweight position in medical device maker Medtronic, and the timing of the fund’s ownership in shares of biotech firm Gilead Sciences (h), hurt relative returns. Early in the reporting period, shares of Medtronic significantly lagged the broader market. Weaker-than-expected results combined with a rotation into less defensive areas of the market, following the US Presidential Election, presented headwinds for shares of the company. Its share price modestly recovered during the first half of 2017, however, sold off again over the summer as a systems outage affected sales.

Stock selection in both the technology and special products & services sectors also weighed on relative results. Within the technology sector, there were no individual stocks that were among the fund’s largest relative detractors during the period. Within the special products & services sector, the fund’s holdings of commercial fuel card provider FleetCor Technologies (b) held back relative returns. The share price of FleetCor Technologies declined, early in the period, after the company reported earnings that were lower than market consensus which in turn weakened revenue outlook expectations.

A combination of stock selection and an overweight position in the retailing sector further hampered relative performance. Here, overweight positions in automotive replacement parts distributor Autozone (h) and drugstore retailer CVS Health (h) weakened relative results. Shares of Autozone depreciated following weaker-than-expected results. The company blamed delayed tax refunds for consumers that negatively affected revenues. In addition, the Northeast, Midwest, and Mid-Atlantic markets underperformed as the second consecutive mild winter weighed on results. The timing of the fund’s ownership in shares of apparel retailer PVH (h) further held back relative performance.

Stocks in other sectors that detracted from relative returns included the fund’s overweight position in oil and gas exploration and production company Anadarko Petroleum (h), and holdings of oil and gas producer Rice Energy (b)(h). Shares of most energy companies, including Anadarko Petroleum, came under pressure during the period. The company also reported lower-than-expected earnings per share driven by a sizeable write-down of its Shenandoah project due, in part, to a larger-than-expected exploration expense. Additionally, the timing of the fund’s ownership in shares of aerospace company Boeing and telecommunications services provider Verizon Communications (h) also held back relative performance.

Contributors to Performance

Strong stock selection in the leisure sector aided relative performance. Within this sector, the fund’s overweight position in video game maker Electronic Arts, and holdings of pizza delivery company Domino’s Pizza (b)(h), bolstered relative returns. The share price of

4

Management Review – continued

Electronic Arts appreciated after the firm posted better-than-expected revenues and sales owing to strong engagement in Battlefield 1, the company’s World War I boots-on-the-ground video game, and growth in the popular FIFA 17 video game.

Stock selection in both the autos & housing and financial services sectors also benefited relative results. Within the autos & housing sector, there were no individual stocks that were among the fund’s largest relative contributors during the period. Within the financial services sector, the fund’s overweight positions in diversified financial services firms Bank of America and Citigroup, and insurance company MetLife, boosted relative performance. Shares of banking firms, including Bank of America and Citigroup, increased early in the period, benefiting from a rally in the financial sector on prospects of higher interest rates, stronger growth and regulatory relief after President-elect Donald Trump won the US election.

Stocks in other sectors that contributed to relative returns included underweight positions in diversified industrial conglomerate General Electric and integrated oil and gas company Exxon Mobil. Shares of General Electric underperformed the benchmark during the period after management cut earnings guidance for the full-year 2017. The weakness was driven by variable cost pressures, fixed cost under-absorption and one-time expenses in the Power and Oil & Gas segments, as well as lower-than-expected cash flow generation. Additionally, overweight positions in biopharmaceutical company Celgene and refiner Valero Energy, and not owning shares of wireless communications software company QUALCOMM, also boosted relative returns. Shares of Celgene appreciated early in the period, owing to better-than-expected total product sales. Also, the stock rallied after the US election, along with other drug-related stocks, as investors appeared to have expected political pressure on drug pricing to dissipate under a Republican-led government.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 9/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 9/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/07/97	15.92%	13.01%	6.90%	N/A
B	8/11/97	15.05%	12.17%	6.10%	N/A
C	8/11/97	15.03%	12.16%	6.10%	N/A
I	1/14/94	16.17%	13.29%	7.16%	N/A
R1	9/02/08	15.04%	12.17%	N/A	8.55%
R2	9/02/08	15.56%	12.72%	N/A	9.09%
R3	9/02/08	15.89%	13.00%	N/A	9.36%
R4	9/02/08	16.20%	13.29%	N/A	9.64%
R6	6/01/12	16.31%	13.42%	N/A	14.78%
Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		18.61%	14.22%	7.44%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		9.26%	11.68%	6.26%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		11.05%	11.91%	6.10%	N/A
C With CDSC (1% for 12 months) (v)		14.03%	12.16%	6.10%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Performance information prior to June 1, 2008 reflects time periods when the fund had a policy of investing at least 80% of its net assets in union-sensitive and labor-sensitive companies. This policy was eliminated effective June 1, 2008.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total

7

Performance Summary – continued

return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2017 through September 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Expenses Paid During Period (p) 4/01/17-9/30/17
A	Actual	0.74%	$1,000.00	$1,065.30	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
B	Actual	1.49%	$1,000.00	$1,061.31	$7.70
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
C	Actual	1.49%	$1,000.00	$1,061.35	$7.70
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
I	Actual	0.49%	$1,000.00	$1,066.88	$2.54
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R1	Actual	1.49%	$1,000.00	$1,061.48	$7.70
	Hypothetical (h)	1.49%	$1,000.00	$1,017.60	$7.54
R2	Actual	0.99%	$1,000.00	$1,063.62	$5.12
	Hypothetical (h)	0.99%	$1,000.00	$1,020.10	$5.01
R3	Actual	0.74%	$1,000.00	$1,065.14	$3.83
	Hypothetical (h)	0.74%	$1,000.00	$1,021.36	$3.75
R4	Actual	0.49%	$1,000.00	$1,066.67	$2.54
	Hypothetical (h)	0.49%	$1,000.00	$1,022.61	$2.48
R6	Actual	0.37%	$1,000.00	$1,067.17	$1.92
	Hypothetical (h)	0.37%	$1,000.00	$1,023.21	$1.88

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

9/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.9%
Issuer	Shares/Par	Value ($)
Aerospace - 4.5%
Boeing Co.	82,938	$21,083,669
Northrop Grumman Corp.	43,864	12,620,550
Textron, Inc.	128,300	6,912,804
United Technologies Corp.	201,216	23,357,153

		$63,974,176
Automotive - 0.6%
General Motors Co.	197,882	$7,990,475

Biotechnology - 3.0%
Biogen, Inc. (a)	66,994	$20,977,161
Celgene Corp. (a)	148,854	21,705,891

		$42,683,052
Business Services - 3.2%
DXC Technology Co.	239,822	$20,595,913
FleetCor Technologies, Inc. (a)	100,932	15,621,246
Global Payments, Inc.	109,912	10,444,937

		$46,662,096
Cable TV - 3.5%
Charter Communications, Inc., “A” (a)	59,621	$21,667,464
Comcast Corp., “A”	744,611	28,652,631

		$50,320,095
Chemicals - 0.8%
Monsanto Co.	92,482	$11,081,193

Computer Software - 3.2%
Intuit, Inc.	157,850	$22,436,799
Microsoft Corp.	321,850	23,974,607

		$46,411,406
Computer Software - Systems - 4.1%
Apple, Inc.	246,948	$38,059,626
Hewlett Packard Enterprise	827,038	12,165,729
International Business Machines Corp.	34,032	4,937,362
NCR Corp. (a)	112,508	4,221,300

		$59,384,017

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 0.9%
Owens Corning	160,644	$12,425,813

Consumer Products - 2.0%
Procter & Gamble Co.	314,953	$28,654,424

Consumer Services - 1.6%
Priceline Group, Inc. (a)	12,727	$23,300,846

Containers - 0.5%
Sealed Air Corp.	154,178	$6,586,484

Electrical Equipment - 0.0%
General Electric Co.	20,894	$505,217

Electronics - 3.5%
Broadcom Corp.	56,642	$13,737,951
Intel Corp.	689,056	26,239,253
NVIDIA Corp.	55,685	9,954,807

		$49,932,011
Energy - Independent - 3.7%
EOG Resources, Inc.	199,900	$19,338,326
Phillips 66	252,736	23,153,145
Valero Energy Corp.	138,540	10,657,882

		$53,149,353
Energy - Integrated - 0.8%
Exxon Mobil Corp.	144,893	$11,878,328

Food & Beverages - 3.2%
Archer Daniels Midland Co.	390,176	$16,586,382
Bunge Ltd.	104,593	7,265,030
Tyson Foods, Inc., “A”	313,957	22,118,270

		$45,969,682
Gaming & Lodging - 1.7%
Carnival Corp.	122,942	$7,938,365
Royal Caribbean Cruises Ltd.	136,843	16,221,369

		$24,159,734
General Merchandise - 2.0%
Costco Wholesale Corp.	102,326	$16,811,138
Wal-Mart Stores, Inc.	146,254	11,428,288

		$28,239,426

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Health Maintenance Organizations - 2.6%
Cigna Corp.	47,648	$8,907,317
Humana Inc.	68,279	16,634,813
UnitedHealth Group, Inc.	63,576	12,451,359

		$37,993,489
Insurance - 5.5%
Allstate Corp.	72,245	$6,640,038
Berkshire Hathaway, Inc., “B” (a)	47,146	8,642,805
Chubb Ltd.	46,912	6,687,306
MetLife, Inc.	403,420	20,957,669
Prudential Financial, Inc.	192,326	20,448,100
XL Group Ltd.	385,878	15,222,887

		$78,598,805
Internet - 5.4%
Alphabet, Inc., “A” (a)	26,197	$25,508,543
Alphabet, Inc., “C” (a)	12,105	11,610,026
Facebook, Inc., “A” (a)	237,778	40,629,127

		$77,747,696
Leisure & Toys - 1.6%
Electronic Arts, Inc. (a)	148,977	$17,588,225
Take-Two Interactive Software, Inc. (a)	58,404	5,970,641

		$23,558,866
Machinery & Tools - 1.7%
Eaton Corp. PLC	104,936	$8,058,036
Ingersoll-Rand Co. Ltd., “A”	64,743	5,773,133
United Rentals, Inc. (a)	80,943	11,230,032

		$25,061,201
Major Banks - 5.0%
Bank of America Corp.	1,388,973	$35,196,576
JPMorgan Chase & Co.	249,298	23,810,452
Wells Fargo & Co.	240,551	13,266,387

		$72,273,415
Medical & Health Technology & Services - 1.9%
HCA Healthcare, Inc. (a)	83,288	$6,628,892
McKesson Corp.	130,713	20,078,824

		$26,707,716
Medical Equipment - 3.2%
Abbott Laboratories	345,633	$18,442,977
Medtronic PLC	276,082	21,470,897

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - continued
Zimmer Biomet Holdings, Inc.	49,512	$5,797,360

		$45,711,234
Network & Telecom - 2.2%
Cisco Systems, Inc.	927,703	$31,198,652

Oil Services - 1.2%
Schlumberger Ltd.	237,767	$16,586,626

Other Banks & Diversified Financials - 4.4%
Citigroup, Inc.	459,721	$33,440,106
Discover Financial Services	316,696	20,420,558
Synchrony Financial	314,299	9,758,984

		$63,619,648
Pharmaceuticals - 4.5%
Allergan PLC	44,217	$9,062,274
Eli Lilly & Co.	301,110	25,756,950
Johnson & Johnson	147,637	19,194,286
Pfizer, Inc.	278,630	9,947,091

		$63,960,601
Railroad & Shipping - 1.7%
Union Pacific Corp.	212,941	$24,694,768

Real Estate - 2.7%
Annaly Mortgage Management, Inc., REIT	1,136,323	$13,851,777
Mid-America Apartment Communities, Inc., REIT	139,101	14,867,115
Realogy Holdings Corp.	286,317	9,434,145

		$38,153,037
Restaurants - 0.2%
Starbucks Corp.	40,979	$2,200,982

Specialty Chemicals - 1.7%
Air Products & Chemicals, Inc.	107,786	$16,299,399
Univar, Inc. (a)	297,727	8,613,242

		$24,912,641
Specialty Stores - 3.7%
Amazon.com, Inc. (a)	19,163	$18,422,350
Best Buy Co., Inc.	318,196	18,124,444
Home Depot, Inc.	38,800	6,346,128

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - continued
Ross Stores, Inc.	169,375	$10,936,544

		$53,829,466
Telecommunications - Wireless - 0.8%
T-Mobile U.S., Inc. (a)	183,413	$11,309,246

Telephone Services - 0.3%
AT&T, Inc.	103,316	$4,046,888

Tobacco - 2.2%
Altria Group, Inc.	113,174	$7,177,495
Philip Morris International, Inc.	225,369	25,018,213

		$32,195,708
Utilities - Electric Power - 3.6%
AES Corp.	497,295	$5,480,191
Exelon Corp.	564,642	21,270,064
NextEra Energy, Inc.	139,970	20,512,604
PPL Corp.	134,639	5,109,550

		$52,372,409
Total Common Stocks (Identified Cost, $1,162,998,376)		$1,420,040,922

Investment Companies (h) - 1.2%
Money Market Funds - 1.2%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $16,194,991)	16,195,027	$16,195,027

Other Assets, Less Liabilities - (0.1)%		(771,564)
Net Assets - 100.0%		$1,435,464,385

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $16,195,027 and $1,420,040,922, respectively.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

15

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $1,162,998,376)	$1,420,040,922
Investments in affiliated issuers, at value (identified cost, $16,194,991)	16,195,027
Receivables for
Investments sold	5,889,586
Fund shares sold	1,336,677
Dividends	1,417,381
Receivable from investment adviser	170,855
Other assets	675
Total assets	$1,445,051,123
Liabilities
Payables for
Investments purchased	$5,653,540
Fund shares reacquired	3,097,176
Payable to affiliates
Shareholder servicing costs	657,599
Distribution and service fees	17,604
Accrued expenses and other liabilities	160,819
Total liabilities	$9,586,738
Net assets	$1,435,464,385
Net assets consist of
Paid-in capital	$1,145,435,188
Unrealized appreciation (depreciation)	257,042,582
Accumulated net realized gain (loss)	17,780,057
Undistributed net investment income	15,206,558
Net assets	$1,435,464,385
Shares of beneficial interest outstanding	53,806,325

16

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$271,187,759	10,199,887	$26.59
Class B	21,193,027	827,249	25.62
Class C	74,489,087	2,949,020	25.26
Class I	640,744,812	23,770,081	26.96
Class R1	14,664,764	577,915	25.38
Class R2	41,539,223	1,623,666	25.58
Class R3	110,105,034	4,156,577	26.49
Class R4	43,741,198	1,637,233	26.72
Class R6	217,799,481	8,064,697	27.01

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $28.21 [100 / 94.25 x $26.59]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$23,414,109
Dividends from affiliated issuers	76,273
Total investment income	$23,490,382
Expenses
Management fee	$5,022,351
Distribution and service fees	2,284,157
Shareholder servicing costs	1,445,526
Administrative services fee	212,041
Independent Trustees’ compensation	21,958
Custodian fee	63,078
Shareholder communications	106,342
Audit and tax fees	53,877
Legal fees	16,160
Miscellaneous	297,745
Total expenses	$9,523,235
Reduction of expenses by investment adviser and distributor	(1,239,517)
Net expenses	$8,283,718
Net investment income (loss)	$15,206,664
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$39,773,463
Affiliated issuers	(986)
Net realized gain (loss)	$39,772,477
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$134,819,975
Affiliated issuers	36
Net unrealized gain (loss)	$134,820,011
Net realized and unrealized gain (loss)	$174,592,488
Change in net assets from operations	$189,799,152

See Notes to Financial Statements

18

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/17	9/30/16
Change in net assets
From operations
Net investment income (loss)	$15,206,664	$11,976,679
Net realized gain (loss)	39,772,477	(14,922,664)
Net unrealized gain (loss)	134,820,011	108,057,627
Change in net assets from operations	$189,799,152	$105,111,642
Distributions declared to shareholders
From net investment income	$(11,975,927)	$(6,150,189)
From net realized gain	—	(20,699,112)
Total distributions declared to shareholders	$(11,975,927)	$(26,849,301)
Change in net assets from fund share transactions	$114,357,754	$320,133,573
Total change in net assets	$292,180,979	$398,395,914
Net assets
At beginning of period	1,143,283,406	744,887,492
At end of period (including undistributed net investment income of $15,206,558 and $11,975,821, respectively)	$1,435,464,385	$1,143,283,406

See Notes to Financial Statements

19

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$23.16	$21.36	$22.59	$18.95	$16.11
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	$0.27	$0.24	$0.28
Net realized and unrealized gain (loss)	3.39	2.24	(0.52)	3.71	2.74
Total from investment operations	$3.66	$2.51	$(0.25)	$3.95	$3.02
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.16)	$(0.20)	$(0.26)	$(0.18)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.23)	$(0.71)	$(0.98)	$(0.31)	$(0.18)
Net asset value, end of period (x)	$26.59	$23.16	$21.36	$22.59	$18.95
Total return (%) (r)(s)(t)(x)	15.92	11.92	(1.28)	21.00	18.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.91	1.09	1.11	1.16
Expenses after expense reductions (f)	0.74	0.74	0.75	0.85	0.86
Net investment income (loss)	1.11	1.23	1.20	1.14	1.62
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$271,188	$288,782	$206,403	$107,651	$64,739

See Notes to Financial Statements

20

Financial Highlights – continued

Class B	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$22.34	$20.70	$21.97	$18.46	$15.72
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.10	$0.08	$0.15
Net realized and unrealized gain (loss)	3.26	2.17	(0.51)	3.63	2.67
Total from investment operations	$3.35	$2.27	$(0.41)	$3.71	$2.82
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.08)	$(0.15)	$(0.08)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.07)	$(0.63)	$(0.86)	$(0.20)	$(0.08)
Net asset value, end of period (x)	$25.62	$22.34	$20.70	$21.97	$18.46
Total return (%) (r)(s)(t)(x)	15.05	11.09	(2.04)	20.16	18.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.66	1.84	1.86	1.91
Expenses after expense reductions (f)	1.49	1.49	1.51	1.60	1.61
Net investment income (loss)	0.36	0.48	0.45	0.39	0.86
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$21,193	$20,585	$15,004	$7,619	$4,149

Class C	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$22.03	$20.43	$21.72	$18.27	$15.58
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.10	$0.08	$0.14
Net realized and unrealized gain (loss)	3.21	2.14	(0.50)	3.59	2.64
Total from investment operations	$3.30	$2.24	$(0.40)	$3.67	$2.78
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$(0.11)	$(0.17)	$(0.09)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.07)	$(0.64)	$(0.89)	$(0.22)	$(0.09)
Net asset value, end of period (x)	$25.26	$22.03	$20.43	$21.72	$18.27
Total return (%) (r)(s)(t)(x)	15.03	11.10	(2.05)	20.16	17.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.66	1.85	1.86	1.91
Expenses after expense reductions (f)	1.49	1.49	1.50	1.60	1.61
Net investment income (loss)	0.36	0.48	0.45	0.38	0.81
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$74,489	$79,309	$58,221	$18,597	$8,443

See Notes to Financial Statements

21

Financial Highlights – continued

Class I	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$23.48	$21.61	$22.84	$19.14	$16.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.33	$0.33	$0.30	$0.32
Net realized and unrealized gain (loss)	3.43	2.28	(0.53)	3.75	2.76
Total from investment operations	$3.77	$2.61	$(0.20)	$4.05	$3.08
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.19)	$(0.25)	$(0.30)	$(0.21)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.29)	$(0.74)	$(1.03)	$(0.35)	$(0.21)
Net asset value, end of period (x)	$26.96	$23.48	$21.61	$22.84	$19.14
Total return (%) (r)(s)(t)(x)	16.17	12.26	(1.06)	21.36	19.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.66	0.84	0.86	0.91
Expenses after expense reductions (f)	0.49	0.49	0.51	0.60	0.61
Net investment income (loss)	1.34	1.48	1.44	1.40	1.79
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$640,745	$366,304	$248,445	$150,846	$83,157

Class R1	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$22.13	$20.62	$21.83	$18.34	$15.61
Income (loss) from investment operations
Net investment income (loss) (d)	$0.09	$0.10	$0.10	$0.10	$0.12
Net realized and unrealized gain (loss)	3.23	2.16	(0.50)	3.58	2.68
Total from investment operations	$3.32	$2.26	$(0.40)	$3.68	$2.80
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.20)	$(0.03)	$(0.14)	$(0.07)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.07)	$(0.75)	$(0.81)	$(0.19)	$(0.07)
Net asset value, end of period (x)	$25.38	$22.13	$20.62	$21.83	$18.34
Total return (%) (r)(s)(t)(x)	15.04	11.12	(2.02)	20.14	18.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.66	1.83	1.84	1.91
Expenses after expense reductions (f)	1.49	1.49	1.51	1.60	1.61
Net investment income (loss)	0.36	0.45	0.46	0.48	0.67
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$14,665	$13,775	$479	$263	$662

See Notes to Financial Statements

22

Financial Highlights – continued

Class R2	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$22.31	$20.63	$21.87	$18.36	$15.64
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.21	$0.21	$0.19	$0.22
Net realized and unrealized gain (loss)	3.25	2.16	(0.50)	3.59	2.66
Total from investment operations	$3.45	$2.37	$(0.29)	$3.78	$2.88
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.14)	$(0.17)	$(0.22)	$(0.16)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.18)	$(0.69)	$(0.95)	$(0.27)	$(0.16)
Net asset value, end of period (x)	$25.58	$22.31	$20.63	$21.87	$18.36
Total return (%) (r)(s)(t)(x)	15.56	11.66	(1.53)	20.74	18.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.09	1.16	1.34	1.36	1.41
Expenses after expense reductions (f)	0.99	0.99	1.01	1.10	1.11
Net investment income (loss)	0.86	0.98	0.95	0.90	1.27
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$41,539	$37,580	$23,372	$11,586	$7,030

Class R3	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$23.08	$21.27	$22.51	$18.88	$16.06
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.27	$0.28	$0.24	$0.27
Net realized and unrealized gain (loss)	3.37	2.24	(0.54)	3.70	2.73
Total from investment operations	$3.64	$2.51	$(0.26)	$3.94	$3.00
Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.15)	$(0.20)	$(0.26)	$(0.18)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.23)	$(0.70)	$(0.98)	$(0.31)	$(0.18)
Net asset value, end of period (x)	$26.49	$23.08	$21.27	$22.51	$18.88
Total return (%) (r)(s)(t)(x)	15.89	11.96	(1.33)	21.02	18.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.91	1.08	1.11	1.16
Expenses after expense reductions (f)	0.74	0.74	0.76	0.85	0.86
Net investment income (loss)	1.11	1.24	1.21	1.15	1.57
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$110,105	$99,753	$85,800	$66,846	$49,967

See Notes to Financial Statements

23

Financial Highlights – continued

Class R4	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$23.27	$21.43	$22.65	$18.98	$16.13
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.33	$0.33	$0.30	$0.33
Net realized and unrealized gain (loss)	3.40	2.24	(0.52)	3.72	2.73
Total from investment operations	$3.74	$2.57	$(0.19)	$4.02	$3.06
Less distributions declared to shareholders
From net investment income	$(0.29)	$(0.18)	$(0.25)	$(0.30)	$(0.21)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.29)	$(0.73)	$(1.03)	$(0.35)	$(0.21)
Net asset value, end of period (x)	$26.72	$23.27	$21.43	$22.65	$18.98
Total return (%) (r)(s)(t)(x)	16.20	12.20	(1.03)	21.35	19.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.59	0.67	0.83	0.86	0.90
Expenses after expense reductions (f)	0.49	0.49	0.51	0.60	0.62
Net investment income (loss)	1.36	1.48	1.45	1.40	1.89
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$43,741	$43,757	$36,774	$34,241	$21,751

Class R6	Year ended
	9/30/17	9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$23.52	$21.64	$22.86	$19.16	$16.27
Income (loss) from investment operations
Net investment income (loss) (d)	$0.37	$0.34	$0.36	$0.32	$0.30
Net realized and unrealized gain (loss)	3.43	2.30	(0.53)	3.75	2.80
Total from investment operations	$3.80	$2.64	$(0.17)	$4.07	$3.10
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.21)	$(0.27)	$(0.32)	$(0.21)
From net realized gain	—	(0.55)	(0.78)	(0.05)	—
Total distributions declared to shareholders	$(0.31)	$(0.76)	$(1.05)	$(0.37)	$(0.21)
Net asset value, end of period (x)	$27.01	$23.52	$21.64	$22.86	$19.16
Total return (%) (r)(s)(t)(x)	16.31	12.38	(0.93)	21.44	19.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.47	0.53	0.72	0.74	0.78
Expenses after expense reductions (f)	0.37	0.37	0.39	0.48	0.48
Net investment income (loss)	1.48	1.52	1.56	1.48	1.61
Portfolio turnover	62	43	49	42	54
Net assets at end of period (000 omitted)	$217,799	$193,437	$70,389	$38,128	$8,922

See Notes to Financial Statements

24

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Core Equity Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

26

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other

27

Notes to Financial Statements – continued

significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$1,420,040,922	$—	$—	$1,420,040,922
Mutual Funds	16,195,027	—	—	16,195,027
Total	$1,436,235,949	$—	$—	$1,436,235,949

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items

28

Notes to Financial Statements – continued

of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/17	Year ended 9/30/16
Ordinary income (including any short-term capital gains)	$11,975,927	$6,150,243
Long-term capital gains	—	20,699,058
Total distributions	$11,975,927	$26,849,301

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/17
Cost of investments	$1,183,634,471
Gross appreciation	258,917,088
Gross depreciation	(6,315,610)
Net unrealized appreciation (depreciation)	$252,601,478
Undistributed ordinary income	15,206,558
Undistributed long-term capital gain	22,221,161

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares

29

Notes to Financial Statements – continued

approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/17	Year ended 9/30/16	Year ended 9/30/17	Year ended 9/30/16
Class A	$2,867,104	$1,663,948	$—	$5,781,937
Class B	67,061	63,248	—	461,870
Class C	256,593	280,413	—	1,758,554
Class I	4,341,100	2,194,787	—	6,462,852
Class R1	43,132	123,450	—	344,724
Class R2	282,411	178,988	—	707,485
Class R3	1,047,571	619,630	—	2,335,882
Class R4	551,561	292,906	—	880,841
Class R6	2,519,394	732,819	—	1,964,967
Total	$11,975,927	$6,150,189	$—	$20,699,112

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.40%
Next $1.5 billion of average daily net assets	0.375%
Average daily net assets in excess of $2.5 billion	0.35%

The management fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Effective October 1, 2017, MFS will agree in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.74%	1.49%	1.49%	0.49%	1.49%	0.99%	0.74%	0.49%	0.42%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until January 31, 2019. For the year ended September 30, 2017, this reduction amounted to $1,233,514, which is included in the reduction of total expenses in the Statement of Operations.

30

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $99,902 for the year ended September 30, 2017, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$692,981
Class B	0.75%	0.25%	1.00%	1.00%	213,692
Class C	0.75%	0.25%	1.00%	1.00%	770,313
Class R1	0.75%	0.25%	1.00%	1.00%	141,461
Class R2	0.25%	0.25%	0.50%	0.50%	193,839
Class R3	—	0.25%	0.25%	0.25%	271,871
Total Distribution and Service Fees					$2,284,157

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2017 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2017, this rebate amounted to $5,567, $7, $65, $12, and $352 for Class A, Class B, Class C, Class R1, and Class R2, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2017, were as follows:

Amount
Class A	$14,610
Class B	38,229
Class C	12,108

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as

31

Notes to Financial Statements – continued

determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2017, the fee was $82,417, which equated to 0.0065% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,363,109.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.0167% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2017, the fee paid by the fund under this agreement was $2,329 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 4,718 shares of Class I for an aggregate amount of $103,845. On June 29, 2016, MFS redeemed 2,436 shares of Class I for an aggregate amount of $51,343. On March 16, 2017, MFS redeemed 8,411 shares of Class I for an aggregate amount of $213,629.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction.

32

Notes to Financial Statements – continued

During the year ended September 30, 2017, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $177,482 and $9,627,796, respectively. The sales transactions resulted in net realized gains (losses) of $1,189,037.

(4) Portfolio Securities

For the year ended September 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $887,773,467 and $778,944,554, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	2,488,462	$61,063,627	6,990,260	$154,484,466
Class B	96,521	2,267,377	331,209	7,086,990
Class C	443,945	10,349,016	1,500,759	31,695,326
Class I	16,650,692	417,410,012	9,402,687	207,953,328
Class R1	172,759	4,093,631	795,878	16,988,119
Class R2	610,830	14,593,269	950,229	20,208,024
Class R3	1,351,383	32,750,700	1,449,035	32,021,672
Class R4	399,135	9,826,911	744,011	16,692,830
Class R6	2,013,347	50,959,255	6,159,400	142,082,312
	24,227,074	$603,313,798	28,323,468	$629,213,067

Shares issued to shareholders in reinvestment of distributions
Class A	104,892	$2,514,258	306,038	$6,738,955
Class B	2,759	64,121	23,523	502,695
Class C	9,411	215,597	77,985	1,643,153
Class I	152,979	3,711,270	363,198	8,088,426
Class R1	1,874	43,132	22,125	468,165
Class R2	11,872	274,483	41,531	882,532
Class R3	43,850	1,047,571	134,709	2,955,512
Class R4	22,943	551,561	53,159	1,173,747
Class R6	99,964	2,427,136	110,178	2,455,872
	450,544	$10,849,129	1,132,446	$24,909,057

33

Notes to Financial Statements – continued

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(4,860,192)	$(119,377,984)	(4,492,849)	$(100,349,824)
Class B	(193,275)	(4,647,856)	(158,304)	(3,361,732)
Class C	(1,104,110)	(25,896,409)	(828,405)	(17,530,265)
Class I	(8,636,724)	(216,454,542)	(5,658,020)	(126,390,901)
Class R1	(219,186)	(5,191,521)	(218,776)	(4,654,325)
Class R2	(683,791)	(16,209,654)	(440,109)	(9,428,157)
Class R3	(1,560,681)	(38,523,760)	(1,294,896)	(29,051,402)
Class R4	(665,088)	(16,386,295)	(633,098)	(14,103,328)
Class R6	(2,274,359)	(57,117,152)	(1,296,490)	(29,118,617)
	(20,197,406)	$(499,805,173)	(15,020,947)	$(333,988,551)

Net change
Class A	(2,266,838)	$(55,800,099)	2,803,449	$60,873,597
Class B	(93,995)	(2,316,358)	196,428	4,227,953
Class C	(650,754)	(15,331,796)	750,339	15,808,214
Class I	8,166,947	204,666,740	4,107,865	89,650,853
Class R1	(44,553)	(1,054,758)	599,227	12,801,959
Class R2	(61,089)	(1,341,902)	551,651	11,662,399
Class R3	(165,448)	(4,725,489)	288,848	5,925,782
Class R4	(243,010)	(6,007,823)	164,072	3,763,249
Class R6	(161,048)	(3,730,761)	4,973,088	115,419,567
	4,480,212	$114,357,754	14,434,967	$320,133,573

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2030 Fund and the MFS Lifetime 2040 Fund were the owners of record of approximately 2% and 1% of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020, the MFS Lifetime 2025, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to

34

Notes to Financial Statements – continued

each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2017, the fund’s commitment fee and interest expense were $8,504 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		8,337,627	419,560,542	(411,703,142)	16,195,027

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(986)	$36	$—	$76,273	$16,195,027

35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and the Shareholders of MFS Blended Research Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Core Equity Fund (one of the series of MFS Series Trust XI) (the “Fund”) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Core Equity Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

November 15, 2017

36

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

37

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

38

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

39

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

41

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon Matt Krummell Jonathan Sage Jed Stocks

42

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

43

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

The Trustees expressed concern to MFS about the substandard investment performance of the Fund. In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year, as to MFS’ efforts to improve the Fund’s performance. In addition, the Trustees requested that they receive a separate update on the Fund’s performance at each of their regular meetings. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that MFS’ responses and efforts and plans to improve investment performance were sufficient to support approval of the continuance of the investment advisory agreement for an additional one-year period, but that they would continue to closely monitor the performance of the Fund.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by

44

Board Review of Investment Advisory Agreement – continued

Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS, effective October 1, 2017, has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints were sufficient to allow the Fund to benefit from economies of scale as its assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

45

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

46

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

47

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,109,640 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 100% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

48

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

September 30, 2017

MFS® MID CAP VALUE FUND

MDV-ANN

MFS® MID CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

Despite policy uncertainty accompanying a new presidential administration in the United States and unease over ongoing Brexit negotiations, most markets have proved resilient. Though the U.S. Federal Reserve has continued to gradually hike interest rates, U.S. share prices have reached new highs in recent months. However, rates in most developed markets remain very low, with major central banks outside of the U.S. just now beginning to contemplate curbing accommodative monetary policies.

Globally, we’ve experienced a year-long synchronized upturn in economic growth. Despite better growth, there are few immediate signs of worrisome inflation amid muted wage gains around the world. Europe has benefited from diminishing event risks as populist challengers have fallen short of upsetting establishment candidates in both the Dutch and French elections. Emerging market economies, which have been boosted in part by a weaker U.S. dollar, are recovering despite lingering concerns over the potential for restrictive U.S. trade policies. Looking ahead, markets will have to contend with issues involving geopolitical hot spots on the Korean peninsula and in the Middle East, which could potentially lead to a clash of interests between the U.S. and other major powers such as China or Russia.

At MFS®, we believe time is an asset. A patient, long-term approach to investing can have a powerful impact on decision making and outcomes. Time arbitrage, as we call it, comes down to having the conviction and discipline to allow enough time for good investment ideas to play out. In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

November 15, 2017

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Hartford Financial Services Group, Inc.	1.5%
KeyCorp	1.3%
Fifth Third Bancorp	1.2%
NASDAQ, Inc.	1.2%
Stanley Black & Decker, Inc.	1.1%
Huntington Bancshares, Inc.	1.1%
L3 Technologies, Inc.	1.1%
Unum Group	1.1%
Pinnacle Foods, Inc.	1.1%
Citizens Financial Group, Inc.	1.1%

Equity sectors
Financial Services	27.5%
Industrial Goods & Services	8.9%
Utilities & Communications	8.3%
Technology	7.1%
Basic Materials	7.1%
Consumer Staples	6.9%
Energy	6.7%
Autos & Housing	6.4%
Health Care	5.9%
Retailing	3.9%
Special Products & Services	3.8%
Leisure	2.9%
Transportation	2.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of September 30, 2017.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended September 30, 2017, Class A shares of the MFS Mid Cap Value Fund (“fund”) provided a total return of 13.51%, at net asset value. This compares with a return of 13.37% for the fund’s benchmark, the Russell Midcap® Value Index.

Market Environment

For the first time in many years, the global economy is experiencing a period of synchronized economic growth. The rebound in emerging markets (“EM”) economies has been more pronounced (despite the deceleration in Chinese growth at the end of the period), helped by larger economies such as Brazil and Russia emerging from recessions. At the same time, developed markets (“DM”) economies continued to grow at or above potential. Market confidence increased in the US after the presidential elections in November in anticipation of lower taxes, a lighter regulatory burden and increased infrastructure spending, boosting US equities and corporate bond performance. Though hopes have largely faded for pro-growth US policies, market confidence persists. Globally, markets benefited from a reflation trade during the first half of the period as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher, though within moderate bounds. While this bump in global inflation faded in the second half of the period as commodity prices, particularly oil, leveled off or declined, global growth remained relatively resilient. As a result, there have been more tightening signals and actions by DM central banks. The US Federal Reserve increased interest rates by 25 basis points during the second half of the period, bringing the total number of quarter-percent hikes in the federal funds rate to four since December 2015. The European Central Bank appears set to announce tapering of quantitative easing in the fall of 2017. The Bank of England may also begin reducing monetary accommodation. Markets have been comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. European growth has reflected a generally calmer political economic backdrop.

In recent months, the US dollar reversed the sharp rise seen early in the period, easing what had been a substantial headwind to earnings for multinationals. US consumer spending held up well during the second half of the period amid a modest increase in real wages and relatively low gasoline prices. However, demand for autos cooled from the record level logged early in the period, while the housing market contends with below average inventory levels which have weighed on sales. Global trade, which was sluggish early in the period, showed signs of improvement in the period’s second half, a positive indicator of global economic activity and prospects. Early in the period, the US election resulted in a sell-off in EM assets due to fears that President Trump would follow through on various campaign threats and promises that were judged to be detrimental to EM. While President Trump withdrew the US from the Trans-Pacific Partnership and began the renegotiation of the North American Free Trade Agreement,

Management Review – continued

significant additional policy action has so far been lacking on economic issues involving EM. As a result, emerging markets resumed their upward trajectory, powered by strong inflows throughout the first half of 2017.

Contributors to Performance

Positive security selection in both the financial services and basic materials sectors was a primary factor contributing to the fund’s performance relative to the Russell Midcap® Value Index. Within the financial services sector, overweight positions in commercial banking service provider Citizens Financial Group and banking firm Comerica, as well as owning shares of alternatives investment manager Apollo Global Management (b) and financial services company Wintrust Financial (b), lifted relative returns. Shares of Citizens Financial and many other financial firms rallied, early in the period, on prospects of higher interest rates, stronger growth and regulatory relief after President-elect Donald Trump won the US election. Within the basic materials sector, the fund’s overweight positions in chemical research company FMC and engineered materials producer Celanese benefited relative results. Shares of FMC rose steadily throughout the period on the back of strong business results from its lithium and agriculture segments. FMC shareholders also appeared to have reacted positively to the company’s acquisition of crop protection assets from DuPont.

Stocks in other sectors that supported relative returns included owning shares of communications and aviation electronics product manufacturer Rockwell Collins (b)(h), agricultural equipment manufacturer Deere (b) and automotive components manufacturer Delphi Automotive (b) (United Kingdom). Not holding shares of specialty retailer Limited Brands also helped relative results. Shares of Limited Brands declined over the period due to general weakness in the retailing sector.

Detractors from Performance

Weak stock selection and an underweight position in the technology sector hurt relative returns. Within this sector, not holding shares of semiconductor company Micron Technology, and an overweight position in travel and tourism technology solutions provider Sabre, weighed on relative performance. Shares of Micron Technology advanced, beating the benchmark, on the back of strong demand and favorable pricing trends for its memory products.

Security selection in the retailing sector further weakened relative results with the fund’s overweight positions in apparel retailer Urban Outfitters and professional beauty supply retailer Sally Beauty (h) detracting from relative returns. Shares of Urban Outfitters declined in the face of deflationary and competitive pressures in the retail sector as a whole, which weighed on margins and sales throughout the period.

The fund’s overweight position in the consumer staples sector also held back relative performance. Within this sector, an overweight position in shares of food producer Treehouse Foods dampened relative results due to tough market conditions in the company’s private label division.

Elsewhere, holding shares of oil and natural gas exploration and production companies Pioneer Natural Resources (b) and PDC Energy (b) hindered relative returns. Additionally, the fund’s overweight positions in global oil services company Frank’s International and global marketing data analytics provider Nielsen Holdings (h) hurt relative results.

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Kevin Schmitz and Brooks Taylor

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 9/30/17

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 9/30/17

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	8/31/01	13.51%	13.73%	7.58%	N/A
B	11/01/01	12.69%	12.86%	6.79%	N/A
C	11/01/01	12.72%	12.87%	6.80%	N/A
I	11/01/01	13.79%	14.01%	7.87%	N/A
R1	4/01/05	12.64%	12.87%	6.78%	N/A
R2	10/31/03	13.23%	13.44%	7.33%	N/A
R3	4/01/05	13.52%	13.72%	7.60%	N/A
R4	4/01/05	13.80%	14.01%	7.86%	N/A
R6	2/01/13	13.95%	N/A	N/A	12.73%
529A	7/31/02	13.50%	13.68%	7.50%	N/A
529B	7/31/02	12.67%	12.82%	6.71%	N/A
529C	7/31/02	12.63%	12.83%	6.73%	N/A
Comparative benchmark(s)
Russell Midcap® Value Index (f)		13.37%	14.33%	7.85%	N/A
Average annual with sales charge
A With initial Sales Charge (5.75%)		6.99%	12.39%	6.95%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		8.69%	12.62%	6.79%	N/A
C With CDSC (1% for 12 months) (v)		11.72%	12.87%	6.80%	N/A
529A With initial Sales Charge (5.75%)		6.97%	12.34%	6.87%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		8.67%	12.57%	6.71%	N/A
529C With CDSC (1% for 12 months) (v)		11.63%	12.83%	6.73%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, April 1, 2017 through September 30, 2017

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2017 through September 30, 2017.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Expenses Paid During Period (p) 4/01/17-9/30/17
A	Actual	1.11%	$1,000.00	$1,048.34	$5.70
	Hypothetical (h)	1.11%	$1,000.00	$1,019.50	$5.62
B	Actual	1.86%	$1,000.00	$1,044.21	$9.53
	Hypothetical (h)	1.86%	$1,000.00	$1,015.74	$9.40
C	Actual	1.86%	$1,000.00	$1,044.38	$9.53
	Hypothetical (h)	1.86%	$1,000.00	$1,015.74	$9.40
I	Actual	0.86%	$1,000.00	$1,049.44	$4.42
	Hypothetical (h)	0.86%	$1,000.00	$1,020.76	$4.36
R1	Actual	1.86%	$1,000.00	$1,044.10	$9.53
	Hypothetical (h)	1.86%	$1,000.00	$1,015.74	$9.40
R2	Actual	1.36%	$1,000.00	$1,046.69	$6.98
	Hypothetical (h)	1.36%	$1,000.00	$1,018.25	$6.88
R3	Actual	1.11%	$1,000.00	$1,048.51	$5.70
	Hypothetical (h)	1.11%	$1,000.00	$1,019.50	$5.62
R4	Actual	0.86%	$1,000.00	$1,049.50	$4.42
	Hypothetical (h)	0.86%	$1,000.00	$1,020.76	$4.36
R6	Actual	0.70%	$1,000.00	$1,050.29	$3.60
	Hypothetical (h)	0.70%	$1,000.00	$1,021.56	$3.55
529A	Actual	1.15%	$1,000.00	$1,048.17	$5.90
	Hypothetical (h)	1.15%	$1,000.00	$1,019.30	$5.82
529B	Actual	1.91%	$1,000.00	$1,044.06	$9.79
	Hypothetical (h)	1.91%	$1,000.00	$1,015.49	$9.65
529C	Actual	1.91%	$1,000.00	$1,043.91	$9.79
	Hypothetical (h)	1.91%	$1,000.00	$1,015.49	$9.65

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class 529A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

9/30/17

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.8%
Issuer	Shares/Par	Value ($)
Aerospace - 2.4%
Harris Corp.	320,958	$42,263,750
L3 Technologies, Inc.	397,480	74,897,156
Leidos Holdings, Inc.	729,308	43,189,620

		$160,350,526
Airlines - 1.2%
Alaska Air Group, Inc.	428,877	$32,710,449
Delta Air Lines, Inc.	1,041,457	50,219,056

		$82,929,505
Alcoholic Beverages - 0.6%
Molson Coors Brewing Co.	476,950	$38,938,198

Apparel Manufacturers - 1.4%
Hanesbrands, Inc.	1,646,883	$40,579,197
PVH Corp.	425,352	53,619,873

		$94,199,070
Automotive - 2.5%
Delphi Automotive PLC	561,858	$55,286,827
Goodyear Tire & Rubber Co.	1,161,738	38,627,789
Harley-Davidson, Inc.	628,375	30,293,959
LKQ Corp. (a)	1,308,879	47,106,555

		$171,315,130
Broadcasting - 0.8%
Interpublic Group of Companies, Inc.	2,661,180	$55,325,932

Brokerage & Asset Managers - 4.5%
Affiliated Managers Group, Inc.	162,484	$30,844,338
Apollo Global Management LLC, “A”	1,219,007	36,692,110
Invesco Ltd.	1,194,196	41,844,628
NASDAQ, Inc.	1,011,412	78,455,229
Raymond James Financial, Inc.	829,134	69,920,870
TD Ameritrade Holding Corp.	1,028,910	50,210,808

		$307,967,983
Business Services - 3.8%
Amdocs Ltd.	916,173	$58,928,247
Brenntag AG	448,697	24,985,799

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Fidelity National Information Services, Inc.	736,620	$68,792,942
First Data Corp. (a)	1,839,811	33,190,190
Global Payments, Inc.	410,551	39,014,662
Jones Lang LaSalle, Inc.	262,814	32,457,529

		$257,369,369
Cable TV - 0.3%
Altice USA, Inc. (a)	847,536	$23,146,208

Chemicals - 3.0%
Celanese Corp.	625,386	$65,208,998
Eastman Chemical Co.	379,323	34,324,938
FMC Corp.	579,083	51,717,903
PPG Industries, Inc.	466,383	50,677,177

		$201,929,016
Computer Software - 1.4%
Check Point Software Technologies Ltd. (a)	295,167	$33,654,941
Sabre Corp.	919,851	16,649,303
Symantec Corp.	1,402,380	46,012,088

		$96,316,332
Computer Software - Systems - 2.7%
NCR Corp. (a)	1,282,397	$48,115,536
NICE Systems Ltd., ADR (l)	484,821	39,420,796
Pitney Bowes, Inc.	1,706,929	23,914,075
Verint Systems, Inc. (a)	503,251	21,061,054
Xerox Corp.	1,439,200	47,910,968

		$180,422,429
Construction - 3.0%
Armstrong World Industries, Inc. (a)	781,846	$40,069,608
Owens Corning	678,007	52,443,842
Stanley Black & Decker, Inc.	517,720	78,160,188
Toll Brothers, Inc.	871,477	36,140,151

		$206,813,789
Consumer Products - 1.8%
Coty, Inc., “A”	2,007,806	$33,189,033
Newell Brands, Inc.	1,538,275	65,638,194
Sensient Technologies Corp.	323,074	24,850,852

		$123,678,079

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Containers - 1.9%
Berry Global Group, Inc. (a)	862,328	$48,850,881
Graphic Packaging Holding Co.	3,122,930	43,564,874
Sealed Air Corp.	906,356	38,719,528

		$131,135,283
Electrical Equipment - 1.6%
HD Supply Holdings, Inc. (a)	1,056,230	$38,098,216
Sensata Technologies Holding B.V. (a)	944,469	45,400,625
WESCO International, Inc. (a)	392,773	22,879,027

		$106,377,868
Electronics - 2.4%
Analog Devices, Inc.	687,784	$59,266,347
Keysight Technologies, Inc. (a)	1,296,930	54,030,104
Maxim Integrated Products, Inc.	1,095,507	52,266,639

		$165,563,090
Energy - Independent - 5.1%
Cabot Oil & Gas Corp.	2,083,441	$55,732,047
Concho Resources, Inc. (a)	205,570	27,077,680
Energen Corp. (a)	865,713	47,337,187
EQT Corp.	749,919	48,924,716
Hess Corp.	1,012,088	47,456,806
HollyFrontier Corp.	1,060,479	38,145,430
PDC Energy, Inc. (a)	627,968	30,789,271
Pioneer Natural Resources Co.	345,552	50,982,742

		$346,445,879
Engineering - Construction - 0.6%
KBR, Inc.	2,352,810	$42,068,243

Entertainment - 0.3%
Madison Square Garden Co., “A” (a)	97,634	$20,903,439

Food & Beverages - 4.5%
Bunge Ltd.	394,689	$27,415,098
Cal-Maine Foods, Inc. (a)(l)	392,990	16,151,889
Coca-Cola European Partners PLC	1,076,234	44,792,859
J.M. Smucker Co.	395,875	41,539,164
Pinnacle Foods, Inc.	1,269,340	72,568,168
TreeHouse Foods, Inc. (a)	693,064	46,941,224
Tyson Foods, Inc., “A”	775,331	54,622,069

		$304,030,471

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Drug Stores - 0.5%
Kroger Co.	1,545,314	$30,998,999

Furniture & Appliances - 0.9%
Whirlpool Corp.	319,482	$58,925,260

Gaming & Lodging - 0.7%
Royal Caribbean Cruises Ltd.	387,084	$45,884,937

General Merchandise - 0.3%
Dollar Tree, Inc. (a)	250,656	$21,761,954

Insurance - 6.8%
Arthur J. Gallagher & Co.	795,089	$48,937,728
Brighthouse Financial, Inc. (a)	227,494	13,831,635
Everest Re Group Ltd.	210,494	48,074,725
Hanover Insurance Group, Inc.	407,888	39,536,584
Hartford Financial Services Group, Inc.	1,778,820	98,599,993
Lincoln National Corp.	548,577	40,309,438
Unum Group	1,456,181	74,454,534
Validus Holdings Ltd.	654,972	32,231,172
XL Group Ltd.	1,729,486	68,228,223

		$464,204,032
Machinery & Tools - 3.5%
Deere & Co.	418,331	$52,538,190
Eaton Corp. PLC	813,892	62,498,767
Gardner Denver Holdings, Inc. (a)	997,337	27,446,714
ITT, Inc.	1,004,321	44,461,291
Regal Beloit Corp.	620,921	49,052,759

		$235,997,721
Major Banks - 3.4%
Comerica, Inc.	937,410	$71,486,887
Huntington Bancshares, Inc.	5,483,578	76,550,749
KeyCorp	4,555,855	85,741,191

		$233,778,827
Medical & Health Technology & Services - 2.6%
AmerisourceBergen Corp.	579,878	$47,984,905
LifePoint Hospitals, Inc. (a)	596,469	34,535,555
MEDNAX, Inc. (a)	457,202	19,714,550
Quest Diagnostics, Inc.	482,341	45,166,411
Universal Health Services, Inc.	262,627	29,135,839

		$176,537,260

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 3.3%
Dentsply Sirona, Inc.	591,770	$35,393,764
PerkinElmer, Inc.	495,398	34,167,600
Steris PLC	598,173	52,878,493
Teleflex, Inc.	139,095	33,656,817
Zimmer Biomet Holdings, Inc.	607,033	71,077,494

		$227,174,168
Natural Gas - Distribution - 1.1%
NiSource, Inc.	1,233,001	$31,552,495
Sempra Energy	375,605	42,867,799

		$74,420,294
Natural Gas - Pipeline - 0.6%
Plains GP Holdings LP	1,817,507	$39,748,878

Network & Telecom - 0.6%
Motorola Solutions, Inc.	497,035	$42,183,360

Oil Services - 1.6%
Forum Energy Technologies, Inc. (a)	1,729,935	$27,505,966
Frank’s International N.V.	3,505,031	27,058,839
NOW, Inc. (a)	640,023	8,838,718
Oil States International, Inc. (a)	1,022,476	25,919,767
Superior Energy Services, Inc. (a)	1,550,493	16,559,265
U.S. Silica Holdings, Inc.	97,038	3,014,971

		$108,897,526
Other Banks & Diversified Financials - 6.9%
Citizens Financial Group, Inc.	1,894,995	$71,763,461
Discover Financial Services	1,033,524	66,641,627
Element Fleet Management Corp.	3,464,057	25,680,246
Fifth Third Bancorp	2,954,599	82,669,680
M&T Bank Corp.	343,946	55,389,064
Northern Trust Corp.	616,796	56,702,056
SunTrust Banks, Inc.	986,373	58,955,514
Wintrust Financial Corp.	619,128	48,483,914

		$466,285,562
Pollution Control - 0.8%
Clean Harbors, Inc. (a)	990,418	$56,156,701

Railroad & Shipping - 0.7%
Kansas City Southern Co.	467,812	$50,841,808

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 5.8%
Annaly Mortgage Management, Inc., REIT	2,181,785	$26,595,959
EPR Properties, REIT	552,755	38,549,134
Gramercy Property Trust, REIT	1,303,823	39,440,646
Life Storage, Inc., REIT	830,992	67,983,455
Medical Properties Trust, Inc., REIT	4,642,448	60,955,342
Mid-America Apartment Communities, Inc., REIT	435,516	46,547,950
Realogy Holdings Corp.	922,428	30,394,003
Sun Communities, Inc., REIT	426,365	36,530,953
Washington Prime Group, Inc., REIT	1,518,732	12,651,037
Weyerhaeuser Co., REIT	1,105,419	37,617,409

		$397,265,888
Restaurants - 0.8%
Aramark	1,329,555	$53,993,229

Specialty Chemicals - 2.2%
Axalta Coating Systems Ltd. (a)	1,649,132	$47,692,897
RPM International, Inc.	1,046,037	53,703,540
Univar, Inc. (a)	1,603,106	46,377,857

		$147,774,294
Specialty Stores - 1.8%
AutoZone, Inc. (a)	34,717	$20,660,434
Express, Inc. (a)	1,267,144	8,565,893
Michaels Co., Inc. (a)	1,321,635	28,375,504
Tractor Supply Co.	547,924	34,678,110
Urban Outfitters, Inc. (a)	1,134,370	27,111,443

		$119,391,384
Trucking - 0.4%
Schneider National, Inc.	1,157,913	$29,295,199

Utilities - Electric Power - 6.7%
AES Corp.	2,844,783	$31,349,509
Ameren Corp.	634,622	36,706,537
Calpine Corp. (a)	2,350,241	34,666,055
CMS Energy Corp.	1,296,178	60,038,965
DTE Energy Co.	600,979	64,521,105
Eversource Energy	954,393	57,683,513
Pinnacle West Capital Corp.	692,499	58,557,715
Public Service Enterprise Group, Inc.	1,392,773	64,415,751
WEC Energy Group, Inc.	707,714	44,430,285

		$452,369,435
Total Common Stocks (Identified Cost, $5,379,365,781)		$6,651,112,555

Portfolio of Investments – continued

Investment Companies (h) - 2.1%
Issuer	Shares/Par	Value ($)
Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 1.11% (v) (Identified Cost, $139,835,635)	139,845,688	$139,845,688

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.01% (j) (Identified Cost, $2,212,384)	2,212,384	$2,212,384

Other Assets, Less Liabilities - 0.1%		6,749,985
Net Assets - 100.0%		$6,799,920,612

(a)	Non-income producing security.
(h)	An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $139,845,688 and $6,653,324,939, respectively.
(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)	Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 9/30/17

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $2,179,664 of securities on loan (identified cost, $5,381,578,165)	$6,653,324,939
Investments in affiliated issuers, at value (identified cost, $139,835,635)	139,845,688
Receivables for
Investments sold	38,802,238
Fund shares sold	49,326,815
Interest and dividends	9,186,500
Other assets	2,920
Total assets	$6,890,489,100
Liabilities
Payables for
Investments purchased	$53,415,465
Fund shares reacquired	31,884,390
Collateral for securities loaned, at value	2,212,384
Payable to affiliates
Investment adviser	368,944
Shareholder servicing costs	2,224,259
Distribution and service fees	50,735
Program manager fee	39
Accrued expenses and other liabilities	412,272
Total liabilities	$90,568,488
Net assets	$6,799,920,612
Net assets consist of
Paid-in capital	$5,377,370,693
Unrealized appreciation (depreciation)	1,271,758,428
Accumulated net realized gain (loss)	126,701,116
Undistributed net investment income	24,090,375
Net assets	$6,799,920,612
Shares of beneficial interest outstanding	291,509,044

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,103,066,995	47,984,915	$22.99
Class B	22,266,661	1,024,586	21.73
Class C	157,336,268	7,268,680	21.65
Class I	1,077,307,197	45,727,637	23.56
Class R1	13,470,472	632,023	21.31
Class R2	138,364,110	6,171,540	22.42
Class R3	404,188,706	17,644,327	22.91
Class R4	519,735,832	22,485,750	23.11
Class R6	3,354,745,865	142,143,858	23.60
Class 529A	6,636,502	293,266	22.63
Class 529B	250,660	11,888	21.09
Class 529C	2,551,344	120,574	21.16

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $24.39 [100 / 94.25 x $22.99] and $24.01 [100 / 94.25 x $22.63], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A. Net asset value per share is calculated using actual net assets and shares outstanding rather than amounts that have been rounded for presentation purposes.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 9/30/17

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$104,617,885
Dividends from affiliated issuers	1,000,011
Income on securities loaned	365,258
Interest	1,588
Other	1,230
Foreign taxes withheld	(329,342)
Total investment income	$105,656,630
Expenses
Management fee	$41,921,204
Distribution and service fees	6,400,060
Shareholder servicing costs	5,721,870
Program manager fees	8,529
Administrative services fee	644,308
Independent Trustees’ compensation	80,382
Custodian fee	159,813
Reimbursement of custodian expenses	(40,523)
Shareholder communications	537,779
Audit and tax fees	37,657
Legal fees	74,704
Miscellaneous	519,152
Total expenses	$56,064,935
Reduction of expenses by investment adviser and distributor	(1,119,879)
Net expenses	$54,945,056
Net investment income (loss)	$50,711,574
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$146,488,285
Affiliated issuers	(16,089)
Foreign currency	2,931
Net realized gain (loss)	$146,475,127
Change in unrealized appreciation (depreciation)
Unaffiliated issuers	$592,820,865
Affiliated issuers	10,053
Translation of assets and liabilities in foreign currencies	7,276
Net unrealized gain (loss)	$592,838,194
Net realized and unrealized gain (loss)	$739,313,321
Change in net assets from operations	$790,024,895

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	9/30/17	9/30/16
Change in net assets
From operations
Net investment income (loss)	$50,711,574	$51,714,832
Net realized gain (loss)	146,475,127	(1,309,424)
Net unrealized gain (loss)	592,838,194	538,939,842
Change in net assets from operations	$790,024,895	$589,345,250
Distributions declared to shareholders
From net investment income	$(75,000,021)	$(20,000,383)
From net realized gain	(3,721,100)	(158,208,756)
Total distributions declared to shareholders	$(78,721,121)	$(178,209,139)
Change in net assets from fund share transactions	$616,430,520	$1,538,694,330
Total change in net assets	$1,327,734,294	$1,949,830,441
Net assets
At beginning of period	5,472,186,318	3,522,355,877
At end of period (including undistributed net investment income of $24,090,375 and $49,122,299, respectively)	$6,799,920,612	$5,472,186,318

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.49		$18.91	$20.14	$18.74	$14.52
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	(c)	$0.18	$0.11	$0.11	$0.14
Net realized and unrealized gain (loss)	2.62		2.25	(0.03)	2.32	4.21
Total from investment operations	$2.75		$2.43	$0.08	$2.43	$4.35
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.06)	$(0.09)	$(0.10)	$(0.13)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.25)		$(0.85)	$(1.31)	$(1.03)	$(0.13)
Net asset value, end of period (x)	$22.99		$20.49	$18.91	$20.14	$18.74
Total return (%) (r)(s)(t)(x)	13.51	(c)	13.36	0.14	13.39	30.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(c)	1.18	1.24	1.21	1.22
Expenses after expense reductions (f)	1.10	(c)	1.15	1.22	1.20	1.21
Net investment income (loss)	0.60	(c)	0.93	0.52	0.54	0.86
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$1,103,067		$1,038,447	$749,577	$543,583	$300,046

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$19.38		$18.01	$19.29	$18.02	$13.97
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$0.03	$(0.05)	$(0.04)	$0.02
Net realized and unrealized gain (loss)	2.48		2.13	(0.01)	2.24	4.05
Total from investment operations	$2.45		$2.16	$(0.06)	$2.20	$4.07
Less distributions declared to shareholders
From net investment income	$(0.09)		$—	$—	$—	$(0.02)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.10)		$(0.79)	$(1.22)	$(0.93)	$(0.02)
Net asset value, end of period (x)	$21.73		$19.38	$18.01	$19.29	$18.02
Total return (%) (r)(s)(t)(x)	12.69	(c)	12.48	(0.61)	12.55	29.16
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.93	1.98	1.95	1.96
Expenses after expense reductions (f)	1.85	(c)	1.90	1.96	1.95	1.96
Net investment income (loss)	(0.15	)(c)	0.16	(0.23)	(0.22)	0.13
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$22,267		$20,593	$18,983	$18,603	$16,351

Class C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$19.33		$17.97	$19.25	$17.99	$13.96
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$0.03	$(0.04)	$(0.04)	$0.02
Net realized and unrealized gain (loss)	2.48		2.12	(0.02)	2.23	4.05
Total from investment operations	$2.45		$2.15	$(0.06)	$2.19	$4.07
Less distributions declared to shareholders
From net investment income	$(0.12)		$—	$—	$—	$(0.04)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.13)		$(0.79)	$(1.22)	$(0.93)	$(0.04)
Net asset value, end of period (x)	$21.65		$19.33	$17.97	$19.25	$17.99
Total return (%) (r)(s)(t)(x)	12.72	(c)	12.45	(0.61)	12.52	29.21
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.93	1.99	1.96	1.96
Expenses after expense reductions (f)	1.85	(c)	1.90	1.97	1.95	1.96
Net investment income (loss)	(0.15	)(c)	0.18	(0.23)	(0.22)	0.11
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$157,336		$148,518	$100,983	$80,434	$41,250

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.99		$19.35	$20.58	$19.11	$14.80
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	(c)	$0.24	$0.16	$0.16	$0.17
Net realized and unrealized gain (loss)	2.68		2.30	(0.03)	2.38	4.31
Total from investment operations	$2.87		$2.54	$0.13	$2.54	$4.48
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.11)	$(0.14)	$(0.14)	$(0.17)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.30)		$(0.90)	$(1.36)	$(1.07)	$(0.17)
Net asset value, end of period (x)	$23.56		$20.99	$19.35	$20.58	$19.11
Total return (%) (r)(s)(t)(x)	13.79	(c)	13.66	0.36	13.69	30.54
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	(c)	0.93	0.99	0.97	0.93
Expenses after expense reductions (f)	0.85	(c)	0.90	0.97	0.96	0.93
Net investment income (loss)	0.85	(c)	1.20	0.77	0.79	1.13
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$1,077,307		$771,101	$370,299	$212,389	$38,232

Class R1	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$19.04		$17.70	$18.98	$17.80	$13.79
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03	)(c)	$0.03	$(0.04)	$(0.04)	$0.02
Net realized and unrealized gain (loss)	2.42		2.10	(0.02)	2.20	4.01
Total from investment operations	$2.39		$2.13	$(0.06)	$2.16	$4.03
Less distributions declared to shareholders
From net investment income	$(0.11)		$—	$—	$(0.05)	$(0.02)
From net realized gain	(0.01)		(0.79)	(1.22)	0.93	—
Total distributions declared to shareholders	$(0.12)		$(0.79)	$(1.22)	$(0.98)	$(0.02)
Net asset value, end of period (x)	$21.31		$19.04	$17.70	$18.98	$17.80
Total return (%) (r)(s)(t)(x)	12.64	(c)	12.53	(0.62)	12.49	29.28
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.87	(c)	1.93	1.99	1.96	1.96
Expenses after expense reductions (f)	1.85	(c)	1.90	1.97	1.95	1.96
Net investment income (loss)	(0.14	)(c)	0.17	(0.23)	(0.19)	0.13
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$13,470		$11,351	$8,492	$6,773	$1,749

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.00		$18.49	$19.75	$18.40	$14.25
Income (loss) from investment operations
Net investment income (loss) (d)	$0.08	(c)	$0.13	$0.05	$0.06	$0.10
Net realized and unrealized gain (loss)	2.55		2.19	(0.02)	2.28	4.14
Total from investment operations	$2.63		$2.32	$0.03	$2.34	$4.24
Less distributions declared to shareholders
From net investment income	$(0.20)		$(0.02)	$(0.07)	$(0.06)	$(0.09)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.21)		$(0.81)	$(1.29)	$(0.99)	$(0.09)
Net asset value, end of period (x)	$22.42		$20.00	$18.49	$19.75	$18.40
Total return (%) (r)(s)(t)(x)	13.23	(c)	13.07	(0.12)	13.07	29.93
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.37	(c)	1.43	1.49	1.46	1.46
Expenses after expense reductions (f)	1.35	(c)	1.40	1.47	1.45	1.46
Net investment income (loss)	0.36	(c)	0.69	0.27	0.28	0.62
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$138,364		$147,344	$59,947	$38,353	$20,018

Class R3	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.42		$18.85	$20.10	$18.72	$14.51
Income (loss) from investment operations
Net investment income (loss) (d)	$0.13	(c)	$0.18	$0.11	$0.11	$0.14
Net realized and unrealized gain (loss)	2.61		2.24	(0.03)	2.32	4.21
Total from investment operations	$2.74		$2.42	$0.08	$2.43	$4.35
Less distributions declared to shareholders
From net investment income	$(0.24)		$(0.06)	$(0.11)	$(0.12)	$(0.14)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.25)		$(0.85)	$(1.33)	$(1.05)	$(0.14)
Net asset value, end of period (x)	$22.91		$20.42	$18.85	$20.10	$18.72
Total return (%) (r)(s)(t)(x)	13.52	(c)	13.38	0.13	13.38	30.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	(c)	1.18	1.24	1.22	1.24
Expenses after expense reductions (f)	1.10	(c)	1.15	1.22	1.22	1.23
Net investment income (loss)	0.61	(c)	0.94	0.52	0.56	0.79
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$404,189		$384,495	$198,248	$118,084	$24,496

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.59		$19.01	$20.23	$18.82	$14.57
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	(c)	$0.23	$0.16	$0.15	$0.18
Net realized and unrealized gain (loss)	2.63		2.25	(0.02)	2.33	4.24
Total from investment operations	$2.82		$2.48	$0.14	$2.48	$4.42
Less distributions declared to shareholders
From net investment income	$(0.29)		$(0.11)	$(0.14)	$(0.14)	$(0.17)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.30)		$(0.90)	$(1.36)	$(1.07)	$(0.17)
Net asset value, end of period (x)	$23.11		$20.59	$19.01	$20.23	$18.82
Total return (%) (r)(s)(t)(x)	13.80	(c)	13.59	0.43	13.61	30.61
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	(c)	0.93	1.00	0.97	0.99
Expenses after expense reductions (f)	0.85	(c)	0.90	0.98	0.97	0.98
Net investment income (loss)	0.85	(c)	1.19	0.78	0.76	0.99
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$519,736		$528,263	$325,087	$123,055	$21,747

Class R6	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13 (i)
Net asset value, beginning of period	$21.02		$19.38	$20.58	$19.12	$16.22
Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	(c)	$0.26	$0.19	$0.18	$0.14
Net realized and unrealized gain (loss)	2.67		2.30	(0.01)	2.36	2.76	(g)
Total from investment operations	$2.90		$2.56	$0.18	$2.54	$2.90
Less distributions declared to shareholders
From net investment income	$(0.31)		$(0.13)	$(0.16)	$(0.15)	$—
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.32)		$(0.92)	$(1.38)	$(1.08)	$—
Net asset value, end of period (x)	$23.60		$21.02	$19.38	$20.58	$19.12
Total return (%) (r)(s)(t)(x)	13.95	(c)	13.79	0.59	13.72	17.88	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.72	(c)	0.77	0.83	0.84	0.88	(a)
Expenses after expense reductions (f)	0.70	(c)	0.74	0.81	0.84	0.88	(a)
Net investment income (loss)	1.01	(c)	1.34	0.92	0.89	1.22	(a)
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$3,354,746		$2,414,700	$1,684,183	$1,391,433	$1,085,101

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$20.17		$18.63	$19.85	$18.48	$14.33
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	(c)	$0.17	$0.10	$0.10	$0.14
Net realized and unrealized gain (loss)	2.58		2.21	(0.02)	2.29	4.14
Total from investment operations	$2.70		$2.38	$0.08	$2.39	$4.28
Less distributions declared to shareholders
From net investment income	$(0.23)		$(0.05)	$(0.08)	$(0.09)	$(0.13)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.24)		$(0.84)	$(1.30)	$(1.02)	$(0.13)
Net asset value, end of period (x)	$22.63		$20.17	$18.63	$19.85	$18.48
Total return (%) (r)(s)(t)(x)	13.50	(c)	13.27	0.13	13.35	30.09
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	(c)	1.28	1.33	1.30	1.31
Expenses after expense reductions (f)	1.14	(c)	1.18	1.25	1.23	1.24
Net investment income (loss)	0.57	(c)	0.88	0.48	0.50	0.84
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$6,637		$5,317	$4,628	$4,149	$3,047

Class 529B	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.79		$17.50	$18.78	$17.58	$13.63
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04	)(c)	$0.02	$(0.05)	$(0.05)	$0.01
Net realized and unrealized gain (loss)	2.41		2.06	(0.01)	2.18	3.96
Total from investment operations	$2.37		$2.08	$(0.06)	$2.13	$3.97
Less distributions declared to shareholders
From net investment income	$(0.06)		$—	$—	$—	$(0.02)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.07)		$(0.79)	$(1.22)	$(0.93)	$(0.02)
Net asset value, end of period (x)	$21.09		$18.79	$17.50	$18.78	$17.58
Total return (%) (r)(s)(t)(x)	12.67	(c)	12.38	(0.63)	12.47	29.18
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	2.03	2.08	2.05	2.06
Expenses after expense reductions (f)	1.90	(c)	1.95	2.01	2.00	2.00
Net investment income (loss)	(0.20	)(c)	0.12	(0.28)	(0.27)	0.09
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$251		$297	$266	$305	$251

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	9/30/17		9/30/16	9/30/15	9/30/14	9/30/13
Net asset value, beginning of period	$18.89		$17.57	$18.85	$17.64	$13.69
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04	)(c)	$0.02	$(0.05)	$(0.05)	$0.01
Net realized and unrealized gain (loss)	2.41		2.09	(0.01)	2.19	3.97
Total from investment operations	$2.37		$2.11	$(0.06)	$2.14	$3.98
Less distributions declared to shareholders
From net investment income	$(0.09)		$—	$—	$—	$(0.03)
From net realized gain	(0.01)		(0.79)	(1.22)	(0.93)	—
Total distributions declared to shareholders	$(0.10)		$(0.79)	$(1.22)	$(0.93)	$(0.03)
Net asset value, end of period (x)	$21.16		$18.89	$17.57	$18.85	$17.64
Total return (%) (r)(s)(t)(x)	12.63	(c)	12.51	(0.63)	12.48	29.12
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.97	(c)	2.03	2.08	2.05	2.07
Expenses after expense reductions (f)	1.90	(c)	1.94	2.01	2.00	2.01
Net investment income (loss)	(0.19	)(c)	0.11	(0.28)	(0.27)	0.08
Portfolio turnover	29		27	36	34	35
Net assets at end of period (000 omitted)	$2,551		$1,761	$1,663	$1,496	$1,215

(a)	Annualized.
(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher. See Note 2 in the Notes to Financial Statements for additional information.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, February 1, 2013, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Value Fund (the fund) is a diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduced two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contained amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments, for all reporting periods ending after August 1, 2017. The fund has adopted the Rule’s Regulation S-X amendments and believes that the fund’s financial statements are in compliance with those amendments.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing

Notes to Financial Statements – continued

service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets.

Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of September 30, 2017 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$6,651,112,555	$—	$—	$6,651,112,555
Mutual Funds	142,058,072	—	—	142,058,072
Total	$6,793,170,627	$—	$—	$6,793,170,627

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as

Notes to Financial Statements – continued

equity securities in the fund’s Portfolio of Investments, with a fair value of $2,179,664. The fair value of the fund’s investment securities on loan and a related liability of $2,212,384 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Reimbursement of Expenses by Custodian – In December 2015, the fund’s custodian (or former custodian), State Street Bank and Trust Company, announced that it intended to reimburse its asset servicing clients for expense amounts that it billed in error during the period 1998 through 2015. The amount of this one-time reimbursement attributable to the fund is reflected as “Reimbursement of custodian expenses” in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and

Notes to Financial Statements – continued

state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 9/30/17	Year ended 9/30/16
Ordinary income (including any short-term capital gains)	$78,721,121	$91,209,160
Long-term capital gains	—	86,999,979
Total distributions	$78,721,121	$178,209,139

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 9/30/17
Cost of investments	$5,524,319,186
Gross appreciation	1,421,642,237
Gross depreciation	(152,790,796)
Net unrealized appreciation (depreciation)	$1,268,851,441
Undistributed ordinary income	65,372,568
Undistributed long-term capital gain	88,324,309
Other temporary differences	1,601

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally

Notes to Financial Statements – continued

due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 9/30/17	Year ended 9/30/16	Year ended 9/30/17	Year ended 9/30/16
Class A	$12,019,887	$2,370,105	$698,200	$32,681,609
Class B	91,507	—	14,058	830,102
Class C	908,899	—	107,296	4,586,883
Class I	12,016,414	2,321,083	572,092	17,345,673
Class R1	70,133	—	8,424	399,935
Class R2	1,462,366	86,552	101,631	2,861,262
Class R3	4,385,056	730,221	253,412	9,200,316
Class R4	7,284,478	1,943,207	351,151	14,406,574
Class R6	36,687,639	12,537,872	1,609,537	75,608,899
Class 529A	63,854	11,343	3,804	196,998
Class 529B	811	—	182	12,185
Class 529C	8,977	—	1,313	78,320
Total	$75,000,021	$20,000,383	$3,721,100	$158,208,756

(3) Transactions with Affiliates

Investment Adviser –The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period October 1, 2016 to January 26, 2017, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

The investment adviser had agreed in writing to reduce its management fee to 0.65% of average daily net assets in excess of $2.5 billion up to $5 billion and 0.60% of average daily net assets in excess of $5 billion. This written agreement terminated on January 26, 2017. For the period October 1, 2016 to January 26, 2017, this management fee reduction amounted to $631,121, which is included in the reduction of total expenses in the Statement of Operations.

For the period January 27, 2017 to July 31, 2017, the management fee was computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $2.5 billion of average daily net assets	0.65%
Average daily net assets in excess of $5 billion	0.60%

Notes to Financial Statements – continued

Effective August 1, 2017, the management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Next $2.5 billion of average daily net assets	0.65%
Next $5 billion of average daily net assets	0.60%
Average daily net assets in excess of $10 billion	0.55%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended September 30, 2017, this management fee reduction amounted to $474,432, which is included in the reduction of total expenses in the Statement of Operations.

The management fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.66% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $782,484 and $5,921 for the year ended September 30, 2017, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$2,693,882
Class B	0.75%	0.25%	1.00%	1.00%	214,455
Class C	0.75%	0.25%	1.00%	1.00%	1,595,721
Class R1	0.75%	0.25%	1.00%	1.00%	127,806
Class R2	0.25%	0.25%	0.50%	0.50%	727,689
Class R3	—	0.25%	0.25%	0.25%	1,000,854
Class 529A	—	0.25%	0.25%	0.24%	15,212
Class 529B	0.75%	0.25%	1.00%	1.00%	2,565
Class 529C	0.75%	0.25%	1.00%	1.00%	21,876
Total Distribution and Service Fees					$6,400,060

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended September 30, 2017 based on each class’s average daily net assets. MFD has

Notes to Financial Statements – continued

voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended September 30, 2017, this rebate amounted to $8,453, $222, $211, $3, $163, $220, $739, and $50 for Class A, Class B, Class C, Class R1, Class R2, Class R3, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended September 30, 2017, were as follows:

Amount
Class A	$33,843
Class B	32,871
Class C	35,599
Class 529B	3
Class 529C	68

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to

0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on January 31, 2019, unless MFD elects to extend the waiver. For the year ended September 30, 2017, this waiver amounted to $4,265 and is included in the reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended September 30, 2017, were as follows:

	Fee	Waiver
Class 529A	$6,085	$3,043
Class 529B	256	128
Class 529C	2,188	1,094
Total Program Manager Fees and Waivers	$8,529	$4,265

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended September 30, 2017, the fee was $375,280, which equated to 0.0061%

Notes to Financial Statements – continued

annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended September 30, 2017, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $5,346,590.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended September 30, 2017 was equivalent to an annual effective rate of 0.0104% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended September 30, 2017, the fee paid by the fund under this agreement was $10,978 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 1,092 shares of Class I shares for an aggregate amount of $20,978.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market prices with no remuneration paid in connection with the transaction. During the year ended September 30, 2017, the fund engaged in purchase transactions pursuant to this policy, which amounted to $17,658,614.

Notes to Financial Statements – continued

(4) Portfolio Securities

For the year ended September 30, 2017, purchases and sales of investments, other than short-term obligations, aggregated $2,260,986,316 and $1,723,088,671, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares sold
Class A	17,696,319	$384,002,610	19,956,452	$383,282,900
Class B	224,867	4,619,350	210,649	3,864,040
Class C	1,974,673	40,247,291	3,055,231	55,704,058
Class I	36,853,650	818,047,376	24,887,063	495,436,947
Class R1	301,802	6,066,447	292,888	5,297,330
Class R2	1,847,688	39,021,830	5,699,073	105,137,033
Class R3	6,068,248	131,083,146	11,688,326	221,155,525
Class R4	6,960,820	151,717,900	13,466,937	263,259,669
Class R6	51,905,260	1,164,721,290	39,622,047	779,733,798
Class 529A	81,222	1,725,328	48,836	926,172
Class 529B	2,437	47,921	2,275	41,195
Class 529C	43,418	873,120	21,428	368,050
	123,960,404	$2,742,173,609	118,951,205	$2,314,206,717

Shares issued to shareholders in reinvestment of distributions
Class A	492,452	$10,572,939	1,531,309	$28,237,342
Class B	5,050	103,066	45,257	794,252
Class C	44,179	898,153	225,834	3,954,346
Class I	482,167	10,588,395	886,878	16,717,641
Class R1	3,924	78,557	23,198	399,935
Class R2	60,356	1,266,276	118,435	2,136,569
Class R3	216,852	4,638,468	540,290	9,930,533
Class R4	309,118	6,658,394	810,108	14,986,997
Class R6	1,714,207	37,661,117	4,614,844	86,989,802
Class 529A	3,200	67,658	11,472	208,341
Class 529B	50	993	716	12,185
Class 529C	518	10,290	4,524	77,358
	3,332,073	$72,544,306	8,812,865	$164,445,301

Notes to Financial Statements – continued

	Year ended 9/30/17		Year ended 9/30/16
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(20,896,623)	$(454,448,413)	(10,433,083)	$(201,963,662)
Class B	(267,677)	(5,468,633)	(247,447)	(4,528,035)
Class C	(2,431,920)	(50,093,018)	(1,219,281)	(22,226,094)
Class I	(28,353,048)	(638,552,189)	(8,162,764)	(159,450,353)
Class R1	(269,973)	(5,487,488)	(199,486)	(3,592,062)
Class R2	(3,104,516)	(65,805,701)	(1,690,936)	(31,996,007)
Class R3	(7,473,811)	(162,176,479)	(3,910,026)	(74,566,285)
Class R4	(10,438,265)	(228,417,895)	(5,725,861)	(111,183,856)
Class R6	(26,377,465)	(586,212,912)	(16,256,040)	(329,076,119)
Class 529A	(54,755)	(1,170,570)	(45,183)	(869,612)
Class 529B	(6,386)	(124,551)	(2,410)	(42,394)
Class 529C	(16,612)	(329,546)	(27,361)	(463,209)
	(99,691,051)	$(2,198,287,395)	(47,919,878)	$(939,957,688)

Net change
Class A	(2,707,852)	$(59,872,864)	11,054,678	$209,556,580
Class B	(37,760)	(746,217)	8,459	130,257
Class C	(413,068)	(8,947,574)	2,061,784	37,432,310
Class I	8,982,769	190,083,582	17,611,177	352,704,235
Class R1	35,753	657,516	116,600	2,105,203
Class R2	(1,196,472)	(25,517,595)	4,126,572	75,277,595
Class R3	(1,188,711)	(26,454,865)	8,318,590	156,519,773
Class R4	(3,168,327)	(70,041,601)	8,551,184	167,062,810
Class R6	27,242,002	616,169,495	27,980,851	537,647,481
Class 529A	29,667	622,416	15,125	264,901
Class 529B	(3,899)	(75,637)	581	10,986
Class 529C	27,324	553,864	(1,409)	(17,801)
	27,601,426	$616,430,520	79,844,192	$1,538,694,330

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 7%, 6%, 3%, and 2%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a

Notes to Financial Statements – continued

syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended September 30, 2017, the fund’s commitment fee and interest expense were $42,837 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuer		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		184,556,979	1,294,223,965	(1,338,935,256)	139,845,688

Affiliated Issuer	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(16,089)	$10,053	$—	$1,000,011	$139,845,688

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XI and Shareholders of MFS Mid Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Fund (the Fund) (one of the series constituting the MFS Series Trust XI) as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Fund (one of the series constituting the MFS Series Trust XI) at September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 15, 2017

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of November 1, 2017, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	136	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 56)	Trustee	January 2014	136	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 75)	Trustee and Chair of Trustees	January 2004	136	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman (until 2013)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Steven E. Buller (age 66)	Trustee	February 2014	136	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)	Trustee	March 2017	136	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 62)	Trustee	January 2009	136	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	136	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	136	Private investor	N/A
Clarence Otis, Jr. (age 61)	Trustee	March 2017	136	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maryanne L. Roepke (age 61)	Trustee	May 2014	136	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 60)	Trustee	March 2005	136	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 43)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 49)	Assistant Treasurer	January 2012	136	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 50)	Assistant Treasurer	April 2017	136	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 58)	Assistant Secretary and Assistant Clerk	September 2012	136	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 49)	President	July 2005	136	Massachusetts Financial Services Company, Senior Vice President
Heidi W. Hardin (k) (age 50)	Secretary and Clerk	April 2017	136	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 44)	Assistant Secretary and Assistant Clerk	June 2006	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	136	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 46)	Assistant Treasurer	September 2012	136	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	136	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Frank L. Tarantino (age 73)	Independent Senior Officer	June 2004	136	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 47)	Assistant Secretary and Assistant Clerk	October 2007	136	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Martin J. Wolin (k) (age 50)	Chief Compliance Officer	July 2015	136	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 57)	Treasurer	September 1990	136	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kavanaugh and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Claredon Street Boston, MA 02116
Portfolio Manager(s)
Kevin Schmitz
Brooks Taylor

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2017 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2016 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2016, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 4th quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2016 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion, $2.5 billion and $5 billion. They also noted that MFS has agreed to implement an additional contractual breakpoint that reduces its advisory fee rate on the Fund’s average daily net assets over $10 billion effective August 1, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2017.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2017 income tax forms in January 2018. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $13,192,230 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 92.09% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. Effective January 1, 2017, the Code was amended to (i) clarify that the term “for profit” company as used in Section II.B of the Code excludes the investment adviser and its subsidiaries and pooled investment vehicles sponsored by the investment adviser or its subsidiaries, (ii) align the Code’s provisions regarding receipt of gifts and entertainment in Section II.B of the Code with the gifts and entertainment policy of the Funds’ investment adviser, and (iii) make other administrative changes. During the period covered by the report, the Registrant has not granted a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code effective as of January 1, 2017 is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, John P. Kavanaugh and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kavanaugh, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountant to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended September 30, 2017 and 2016, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2017	2016
Fees billed by Deloitte:
MFS Blended Research Core Equity Fund	44,278	43,426

	Audit Fees
	2017	2016
Fees billed by E&Y:
MFS Mid Cap Value Fund	28,864	28,046

For the fiscal years ended September 30, 2017 and 2016, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS Blended Research Core Equity Fund	0	0	7,923	7,806	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2017	2016	2017	2016	2017	2016
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Core Equity Fund*	0	0	0	0	5,390	5,000

	Aggregate Fees for Non-audit Services
	2017	2016
Fees Billed by Deloitte
To MFS Blended Research Core Equity Fund, MFS and MFS Related Entities#	852,783	78,084

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS Mid Cap Value Fund	0	0	5,660	5,563	2,585	2,449

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2017	2016	2017	2016	2017	2016
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Mid Cap Value Fund*	1,603,983	1,612,499	0	0	66,300	132,596

	Aggregate Fees for Non-audit Services
	2017	2016
Fees billed by E&Y:
To MFS Mid Cap Value Fund, MFS and MFS Related Entities#	1,850,528	1,788,707

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XI

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: November 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: November 15, 2017

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: November 15, 2017

*	Print name and title of each signing officer under his or her signature.